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                                                                   Exhibit 23(c)



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To BANK ONE CORPORATION:


         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 25, 2002 included as part of the Bank One Corporation Savings and Investment Plan's Form 11-K for the year ended December 31, 2001.


                                         /s/ WASHINGTON, PITTMAN & MCKEEVER, LLC



Chicago, Illinois
January 27, 2003